Exhibit 99.1

For Immediate Release

Ominto Announces 1-for-50 Reverse Stock Split

SEATTLE, WA and BELLEVUE, WA – November 5, 2015 – Ominto, Inc. (OTC PINK: OMNT), the global leader in online Cash Back shopping, today announced that will effect a 1-for-50 reverse stock split of its common stock. Effective on November 6, 2015, each 50 shares of Ominto’s issued and outstanding common stock and equivalents will be converted into 1 share of common stock and will begin trading on a split-adjusted basis.

The reverse stock split will affect all issued and outstanding shares of the Company's common stock, as well as common stock underlying stock options, warrants and preferred stock outstanding immediately prior to the effectiveness of the reverse stock split. The reverse stock split will proportionally reduce the total number of shares outstanding from approximately 537 million to approximately 11 million. The purpose of the reverse split is to raise the per share trading price of Ominto’s common stock to gain compliance with the per share minimum bid price requirement for listing on NASDAQ. However, there can be no assurance this desired effect will occur or be maintained.

The Company’s common stock will begin trading on the OTC Market on a split-adjusted basis at the open of the market on the Effective Date. On the Effective Date, the trading symbol for the Common Stock will change to “OMNTD” for a period of 20 business days, after which the “D” will be removed from the Company’s trading symbol and revert to the original symbol of “OMNT.”

On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be automatically converted into the number of shares of Common Stock equal to: (i) the number of issued and outstanding shares of Common Stock held by each stockholder immediately prior to the Reverse Stock Split divided by (ii) 50. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split. The Company intends to treat stockholders holding shares of Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of the Company’s Common Stock in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split.

Also on the Effective Date, all preferred stock, options, warrants, convertible notes and other convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be adjusted by dividing the number of shares of Common Stock into which the options, warrants and other convertible securities are exercisable or convertible by 50 and multiplying the exercise or conversion price thereof by 50, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants, and other convertible securities and subject to rounding to the nearest whole share. Such proportional adjustments will also be made to the number of shares of restricted stock issued and issuable under the Company’s equity compensation plans.

Stockholders who hold their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, Olde Monmouth Stock Transfer Co, Inc. (“OLDE”), at the address set forth below. OLDE will issue a new stock certificate reflecting the Reverse Stock Split to each requesting stockholder. OLDE can be contacted at (732)872-2727.

Olde Monmouth Stock Transfer Co., Inc.

200 Memorial Parkway

Atlantic Highlands, NJ 07716

Ivan Braiker, President and CEO of Ominto, stated “By completing this reverse stock split, we expect to gain broader access to the institutional investment community and to take one of the necessary steps toward listing on NASDAQ. This strengthened position will provide the availability of common stock necessary to fund future transactions which could enable us to become a greater ecommerce technology company providing Cash Back on a global scale.”

Ominto will include a global ecommerce technology platform that will enable shoppers to earn Cash Back on all of their online purchases. Ominto.com will be the technology platform behind the Ominto Partner Program, which will operate co-branded and white label sites on behalf of global businesses and non-profit partners. Powered by Ominto.com, these sites will act as powerful fundraising platforms for Ominto Partners, helping them diversify their revenue streams while building loyalty among shoppers, employees, investors and donors who earn Cash Back on everyday purchases.

Partnering with thousands of the world’s leading shopping and travel brands, Ominto.com will provide shoppers with a Cash Back earning platform for online purchases from their favorite shopping sites – without changing everyday shopping habits.

For more information, please visit Ominto’s corporate website http://inc.ominto.com.

About Ominto, Inc.

Ominto, Inc. is a global ecommerce leader and pioneer of online Cash Back shopping, delivering value-based shopping and travel deals through its international network of shopping websites and Partner sites. At, Ominto.com or at Partner sites powered by Ominto.com, consumers will shop at their favorite stores, save with the best coupons and deals, and earn Cash Back with each purchase. Ominto.com will feature thousands of brand name stores and industry-leading travel companies from around the world, providing Cash Back savings to consumers in more than 120 countries. Ominto Partner will offer a customized co-branded version of the Ominto.com shopping and travel platform to businesses and non-profits, providing them with a professional, reliable web presence that builds brand loyalty with their members, customers or constituents while earning commission for the organization and Cash Back for shoppers on each transaction.

Forward-looking Statements

This document contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding Ominto's strategy, future operations, future financial positions, prospects, plans and objectives of management are forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "to," "plan," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "target" or "continue" and similar expressions (or the negative of these terms) are intended to identify forward-looking statements. These forward statements include, among other things, statements about management's estimates regarding future revenues and financial performance and other statements about management's beliefs, intentions or goals. Ominto may not actually achieve the expectations disclosed in the forward-looking statements and you should not place undue reliance on Ominto's forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to: our ability to successfully obtain consumer and/or market acceptance of our membership Cash Back program; the ability to attract customers who purchase through our website; our ability to obtain additional funding and/or generate sufficient working capital to fund our operations; the ability to establish and/or maintain a large growing base of productive business associates; the ability to develop and/or maintain our growing Partner programs; the ability to obtain and maintain digital coupon content on our website; the risks related to Ominto's ability to manage its growth, including accurately planning and forecasting its financial results; the competitive environment for Ominto's business; Ominto's ability to protect consumer data and our intellectual property; the ability to adapt to mobile and technological change; the need to manage regulatory, tax and litigations risk; Ominto's ability to manage international business uncertainties; along with other risks and potential factors that could affect Ominto's business and financial results identified in Ominto's filings with the Securities and Exchange Commission, including its Annual Report on Form 10K for the fiscal year ended September 30, 2014.

Contact: Ominto, Inc.

Tom Vogl

investorrelations@dublicorp.com

(561) 362-2399